Note 6 - Prepaid Expenses and Other Current Assets (Details) - The Company’s prepaid expenses and other current assets consisted of the following: (EUR €) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
The Company’s prepaid expenses and other current assets consisted of the following: [Abstract]
VAT receivables	€ 720	€ 174
Tax receivables	331	645
Other prepaid expenses and current assets	668	609
Total prepaid expenses and current assets	€ 1,719	€ 1,428